Exhibit 99.1

COMPANY CONTACT:
Ronald Howard Lane, Ph.D.
Synovics Pharmaceuticals, Inc.
Chairman and CEO
(954) 486-4590
www.synovics.com

Synovics Pharmaceuticals Announces Execution of
Hormonal Manufacture and Supply Contract

Fort Lauderdale, Florida – (June 24 2008) – Synovics Pharmaceuticals, Inc. (OTCBB: SYVC), a specialty pharmaceutical company, today announced that its wholly owned subsidiary, ANDAPharm, LLC (ANDAPharm) signed a contract with a leading pharmaceutical company for the manufacturing and supply of a hormonal prescription drug. The potential annual sales by ANDAPharm with this product, including an earlier contract with a second pharmaceutical company, are between $7.5 million and $8 million.

“ANDAPharm’s sales are an outgrowth of our investment in a specialized containment suite at our facility in Ft. Lauderdale for manufacturing and packaging of hormonal and other products requiring specialized facilities and handling,” stated John S. Copanos, ANDAPharm’s founder and VP of Business Development for Synovics. “We are very pleased with the success of this product and are looking forward to the possibility of further supply contracts for drugs produced in this containment suite. We have several hormonal prescription drugs under various stages of development and view this specialized category as a unique opportunity for our Company. Specifically, we expect to launch our second generic prescription hormonal, subject to anticipated authorization by the FDA, between the third and fourth quarters of this year, and we have our third hormonal drug in bio-studies for submission to the FDA. We are acquiring two additional hormonal drugs via technology transfers and intend to continue to develop and grow our pipeline of these products as we leverage our containment suite capacity and build this business with our productive and experienced staff.”

“The Company’s specialized containment suite allows us to focus on the development and commercialization of products that have a higher barrier to entry and, therefore, potentially less competition,” commented Ronald Howard Lane, Ph.D., Synovics’ Chairman and Chief Executive Officer. “Our plans call for the Company to continue to develop niche drug products, both prescription and over-the-counter (OTC), in categories where we have specialized manufacturing or licensing advantages (such as Drug Enforcement Administration, “DEA”, licenses). Combined with our advantaged active pharmaceutical ingredient (“API”) sourcing, and the new product development and manufacturing capacity we are acquiring through our growing strategic Front-End relationships in India, we believe we have we have unique and profitable opportunities to continue to grow our business.”

About Synovics:

Synovics is a specialty pharmaceutical company engaged in the development, manufacturing and commercialization of prescription and OTC drugs. The Company has two operating subsidiaries, Kirk Pharmaceuticals, LLC and ANDAPharm, LLC, which manufactures and sells OTC and prescriptions private label or “store brand” drugs respectively, and Synovics Labs, Inc. a drug development subsidiary that is pursuing generic drug opportunities. Synovics employs approximately 150 people in its Ft. Lauderdale facility of 80,000. Sq Ft. The Company manufactures drug products in specialized containment suites including hormonal prescription drugs and under its Drug Enforcement Administration licenses. The Company has a Front-End strategy based business plan – a strategy of sourcing lowest cost, highly competitive generic drug products from India, marketed to its US customer through its Ft Lauderdale operations. Synovics’ previously announced strategic partnerships with Maneesh Pharmaceuticals, LTD and Harcharan (Harry) Singh of Glopec International that represent the Company’s cornerstone for its Front-End strategy in India. The Company believes cost is the single most important element in the generic drug industry and it is reaching out through its strategic partners to source products and services from a variety of smaller and quite willing independent Indian pharmaceutical companies that have these assets, but also have limited means of accessing the US market.

“Safe Harbor” statements under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, the statements made in this press release constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by their use of words such as “expects,” “plans” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates” and other words of similar meaning. Because such statements inherently involve risks and uncertainties that cannot be predicted or quantified, actual results may differ materially from those expressed or implied by such forward-looking statements depending upon a number of factors affecting the Company’s business. These factors include, among others: the difficulty in predicting the timing and outcome of product development including biostudies demonstrating “bioequivalency,” outcome of any pending or potential legal proceedings including an undertaking to recover common stock held in escrow; any patent-related matters such as patent challenge settlements and patent infringement cases; the outcome of litigation arising from challenging the validity or non-infringement of patents covering its products; the difficulty of predicting the timing of FDA approvals; court and FDA decisions on exclusivity periods; the ability of competitors to extend exclusivity periods for their products; the Company’s ability to complete product development activities in the timeframes and for the costs it expects; market and customer acceptance and demand for its products; the Company’s possible dependence on revenues from significant customers; the use of estimates in the preparation of the Company’s financial statements; the potential for competitors to file ANDAs prior to any filing by the Company pertaining to the same target brand; the impact of competitive products and pricing on products, including the launch of authorized generics; the ability to launch new products in the timeframes it expects; the availability of raw materials; the availability of any product it may purchase; the regulatory environment; the Company’s exposure to product liability and other lawsuits and contingencies; the increasing cost of insurance and the availability of product liability insurance coverage; the Company’s timely and successful completion of strategic initiatives, including integrating companies and products it may acquire and implementing its Front-End India strategy; fluctuations in operating results, including the effects on such results from spending for research and development, sales and marketing activities and patent challenge activities; the inherent uncertainty associated with financial projections; the outcome of ongoing efforts to improve Kirks operational efficiency and customer performance; changes in generally accepted accounting principles, fluctuations in operating results; capital adequacy; statements of future plans relating to the Company’s capital needs, product development and filings with the FDA, viability, application or continuation of the Company’s business licenses including Drug, Enforcement and Administrations licenses for scheduled drugs; business and growth strategies; statements specifically concerning the successful closing of acquisitions, and satisfying closing conditions of any current or future financial transactions including debt or equity requirements, regulatory requirements; and meeting conditions set by potential equity investors, reliance on key strategic alliances, capital markets, and in general risks related to the regulatory environment and government approval processes, and any other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements contained in this press release speak only as of the date the statement was made. The

Company undertakes no obligation (nor does it intend) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required under applicable law.

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